                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       LIFE OF VIRGINIA SERIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                       LIFE OF VIRGINIA SERIES FUND, INC.
                             6610 WEST BROAD STREET
                            RICHMOND, VIRGINIA 23230

                               ------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                                 APRIL 16, 1997

     To owners of variable life insurance contracts and variable annuity contracts (collectively, the "variable contracts") issued by The Life Insurance Company of Virginia ("LOV") entitled to give voting instructions in connection with certain separate accounts established by LOV.

     Notice is hereby given that a special meeting of the shareholders of Life of Virginia Series Fund, Inc. (the "Fund"), including special meetings of shareholders (the "Meetings") of each of the Fund's six investment portfolios (each, a "Portfolio" and collectively, the "Portfolios"), will be held on April 16, 1997 in the 8th Floor Board Room of The Life Insurance Company of Virginia Building, 6610 West Broad Street, Richmond, Virginia 23230, at 10:00 a.m., Eastern Standard Time.

     The Meetings will be held for the following purposes:

          1. To approve or disapprove an amendment to the Articles of Incorporation of the Fund to authorize a change in the name of the Fund and to authorize four new classes of capital stock. SHAREHOLDERS OF ALL OF THE PORTFOLIOS VOTING TOGETHER.

          2a. To approve or disapprove investment advisory and administration agreements (one agreement on behalf of each Portfolio) between the Fund and GE Investment Management Incorporated ("GEIM"), pursuant to which GEIM will serve as investment adviser and administrator with respect to each Portfolio. SHAREHOLDERS OF EACH PORTFOLIO VOTING SEPARATELY.

          2b. To approve or disapprove an investment sub-advisory agreement between GEIM and GMG/Seneca Capital Management, LLC ("GMG/Seneca"), pursuant to which GMG/Seneca will continue to serve as investment sub-adviser to the Real Estate Securities Portfolio. SHAREHOLDERS OF THE REAL ESTATE SECURITIES PORTFOLIO VOTING SEPARATELY.

          3. To elect nine directors of the Fund. SHAREHOLDERS OF ALL OF THE PORTFOLIOS VOTING TOGETHER.

          4. To ratify or reject the selection of KPMG Peat Marwick LLP as the Fund's independent public accountant. SHAREHOLDERS OF ALL OF THE PORTFOLIOS VOTING TOGETHER.

          5. To transact such other business as may properly come before the Meetings or any adjournment(s) thereof.

     LOV and certain separate accounts of LOV are the only shareholders of the Fund. However, LOV hereby solicits and agrees to vote the shares of the Fund attributable to LOV and such separate accounts at the Meetings in accordance with timely instructions received from owners of the variable contracts having contract values allocated to such separate accounts invested in such shares.

     As a variable contract owner of record at the close of business on February 28, 1997, you have the right to instruct LOV as to the manner in which shares of a Portfolio attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of each Portfolio of the Fund for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted upon at the Meetings or any adjournment(s) thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM(S) AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                          By Order of the Board of Directors

                                          Linda L. Lanam
                                          Secretary

Richmond, Virginia
March 7, 1997

                       LIFE OF VIRGINIA SERIES FUND, INC.
                             6610 WEST BROAD STREET
                            RICHMOND, VIRGINIA 23230

                               ------------------

                                PROXY STATEMENT

                                 MARCH 7, 1997

                               ------------------

     This Proxy Statement is being furnished on behalf of the Board of Directors of Life of Virginia Series Fund, Inc. (the "Fund") by The Life Insurance Company of Virginia ("LOV") to owners of variable annuity contracts and variable life insurance contracts (collectively, the "variable contracts") issued by LOV and having contract values on the record date allocated to certain separate accounts of LOV invested in shares of the Fund.

     This Proxy Statement is being furnished in connection with the solicitation of voting instructions from owners of such variable contracts for use at special meetings (the "Meetings") of shareholders of the Common Stock Index Portfolio, Government Securities Portfolio, Money Market Portfolio, Total Return Portfolio, International Equity Portfolio, and Real Estate Securities Portfolio. The Meetings are to be held on April 16, 1997, at 10:00 a.m., Eastern Standard Time, in the 8th Floor Board Room of The Life Insurance Company of Virginia Building, 6610 West Broad Street, Richmond, Virginia 23230, for the purposes set forth below and in the accompanying Notice of the Special Meetings. The approximate mailing date of this Proxy Statement and Voting Instruction Form(s) is March 7, 1997.

     The costs of the Meetings including the solicitation of voting instructions will be paid by LOV. In addition to the use of the mail, voting instructions may be solicited, in person or by telephone, by officers of the Fund and regular employees and representatives of LOV or its affiliates, who will not be separately compensated for such activities. If necessary, LOV may employ outside contractors to assist in the solicitation.

     At the Meetings, the shareholders of the Common Stock Index Portfolio, Government Securities Portfolio, Money Market Portfolio, Total Return Portfolio, International Equity Portfolio, and Real Estate Securities Portfolio, each voting separately, will be asked:

          1. To approve or disapprove investment advisory and administration agreements (one agreement on behalf of each Portfolio) between the Fund and GE Investment Management Incorporated ("GEIM"), pursuant to which GEIM will serve as investment adviser and administrator with respect to their Portfolio.

     At the Meetings, the shareholders of the Real Estate Securities Portfolio, voting separately, will be asked:

          1. To approve or disapprove an investment sub-advisory agreement between GEIM and GMG/Seneca Capital Management, LLC ("GMG/Seneca"), pursuant to which GMG/Seneca will continue to serve as investment sub-adviser to the Real Estate Securities Portfolio.

     At the Meetings, the shareholders of each of the Portfolios, voting together, will be asked:

          1. To approve or disapprove an amendment to the Articles of Incorporation of the Fund to authorize a change in the name of the Fund and to authorize four new classes of capital stock;

          2. To elect nine directors of the Fund;

          3. To ratify or reject the selection of KPMG Peat Marwick LLP as the Fund's independent public accountant; and

          4. To transact such other business as may properly come before the Meetings or any adjournment(s) thereof.

     The following chart indicates which shareholders are entitled to vote on each proposal:

                                                                 VOTING GROUPS BY PORTFOLIO
                                    MONEY        GOVERNMENT        COMMON           TOTAL       INTERNATIONAL    REAL ESTATE
                                   MARKET        SECURITIES      STOCK INDEX       RETURN          EQUITY        SECURITIES
PROPOSAL                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
--------

1.   Approval of amendment to         X               X               X               X               X               X
     Articles of
     Incorporation
2a.  Approval of investment           X               X               X               X               X               X
     advisory and
     administration agreement
     with GEIM
2b.  Approval of investment                                                                                           X
     sub-advisory agreement
     with GMG/Seneca
3.   Election of nine                 X               X               X               X               X               X
     directors of the Fund
4.   Ratification of                  X               X               X               X               X               X
     selection of the
     independent public
     accountant

                           GENERAL VOTING INFORMATION

     LOV itself and certain separate accounts of LOV (the "Accounts") are the only shareholders of the Fund. LOV will vote the shares of the Fund held by it and the Accounts at the Meetings in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts funded through the Accounts. All properly executed Voting Instruction Forms received by LOV by the close of business on April 15, 1997 will be counted.

     LOV will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. LOV also will vote shares not attributable to variable contracts (i.e., representing seed money investments in the Portfolios made by LOV) in proportion to those for which instructions are received from owners of variable contracts. If a Voting Instruction Form is received that does not specify a choice, LOV will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates. In certain circumstances, LOV has the right to disregard voting instructions from certain variable contract owners. LOV does not believe that these circumstances exist with respect to matters currently before shareholders. Variable contract owners may revoke voting instructions given to LOV at any time prior to the Meetings by notifying the Secretary of the Fund in writing.

     The Fund, a Virginia corporation organized on May 14, 1984, is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund sells shares to the following Accounts: Life of Virginia Separate Account I, Life of Virginia Separate Account II, and Life of Virginia Separate Account III (which support variable life insurance contracts); and Life of Virginia Separate Account 4 and Life of Virginia Separate Account 5 (which support variable annuity contracts). Each of the Accounts is a segregated asset account established by LOV and each Account, other than Life of Virginia Separate Account 5, is registered with the SEC under the 1940 Act as a unit investment trust. Net premiums paid by a variable contract owner may be allocated to one or more of the six investment subdivisions of each Account that invest in shares of the Fund. Each investment subdivision invests in a series of capital stock corresponding to one of the Fund's Portfolios and represents an interest in that Portfolio. Each Portfolio is a separate investment portfolio.

     The number of shares of stock in each Portfolio for which a variable contract owner (or annuitants or beneficiaries thereunder) may give voting instructions is equal to the number of shares, or fraction of shares, held in the Account attributable to such variable contract owner as of the record date. Each share of the Fund's outstanding capital stock is entitled to one vote and fractional votes are counted. The vote required to approve each matter is set forth below.

     The Board of Directors of the Fund has fixed February 28, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings. As of February 28, 1997, there were outstanding the following numbers of shares of capital stock in each Portfolio:

                                                                                   NUMBER OF
                                                                               SHARES OUTSTANDING
                                                                               ------------------
Money Market Portfolio......................................................
Government Securities Portfolio.............................................
Common Stock Index Portfolio................................................
Total Return Portfolio......................................................
International Equity Portfolio..............................................
Real Estate Securities Portfolio............................................

     The following table sets forth, as of February 28, 1997, the beneficial ownership of the Fund's capital stock by each person known by the Fund or LOV to beneficially own more than 5% of the shares of any class of such stock. For this purpose, persons who have the right to instruct LOV as to shares of stock attributable to a variable contract are considered beneficial owners of such shares of stock. The directors and officers of the Fund, either individually or as a group, do not own any shares of any class of the Fund's capital stock.

                                          NUMBER OF SHARES (AND PERCENT OF CLASS) BENEFICIALLY OWNED
                       -------------------------------------------------------------------------------------------------
                                       GOVERNMENT                                                           REAL ESTATE
 NAME OF BENEFICIAL    MONEY MARKET    SECURITIES      COMMON STOCK     TOTAL RETURN      INTERNATIONAL      SECURITIES
       OWNER             PORTFOLIO      PORTFOLIO    INDEX PORTFOLIO      PORTFOLIO     EQUITY PORTFOLIO     PORTFOLIO
--------------------   -------------   -----------   ----------------   -------------   -----------------   ------------
LOV.................

     All shares for which LOV timely receives properly executed voting instructions, which are not subsequently revoked prior to the Meetings, will be voted at the Meetings in accordance with such instructions. To the knowledge of the Fund and LOV, no person has the right to instruct LOV with respect to more than 5% of the shares of any Portfolio.

     Prior to December 31, 1996, Aon Savings Plan, an employee benefit plan for employees of Aon Corporation, held a substantial number of shares of each class of the Fund's capital stock. (See item 2a below for a brief explanation.) As a result, the trustees of Aon Savings Plan likely were controlling persons of the Fund and each of the Portfolios during the period in which the Plan held the Fund's stock.

     Approval of the amendments to the Articles of Incorporation requires the affirmative vote of a majority of the shares present (in person or by proxy) at the Meetings, provided that at least one-third of the shares entitled to be cast are present at the Meetings.

     Approval of the agreements in proposals 2a and 2b above requires, as to each Portfolio voting, either (1) the affirmative vote of a majority of the shares entitled to be cast for that Portfolio, or (2) 67% or more of the shares present (in person or by proxy) at the Meeting for that Portfolio, if the holders of more than 50% of the shares entitled to be cast for that Portfolio are present, whichever is less.

     Election of each nominee as a director requires, as to the entire Fund, the affirmative vote of a plurality of the shares present (in person or by proxy) at the Meetings, provided that at least one-third of the shares entitled to be cast are present at the Meetings.

     Ratification of the selection of KPMG Peat Marwick LLP as independent public accountants requires, as to the entire Fund, the affirmative vote of a majority of the shares present (in person or by proxy) at the Meetings, provided that at least one-third of the shares entitled to be cast are present at the Meetings.

ITEM 1:  APPROVAL OR DISAPPROVAL OF AMENDMENTS TO THE ARTICLES OF
         INCORPORATION OF THE FUND

     At a meeting held on January 29, 1997, the Board of Directors of the Fund approved two amendments to the Fund's Articles of Incorporation and recommended that the amendments be submitted to the shareholders of the Fund for their approval or disapproval. The proposed amendments to the Articles of Incorporation would change the name of the Fund and authorize four new classes of capital stock.

     The first proposed amendment to the Articles of Incorporation would change the name of the Fund to GE Investments Funds, Inc. On April 1, 1996, LOV was acquired by a wholly owned subsidiary of General Electric Capital Corporation ("GE Capital"). Currently, 80% of LOV's stock is held by General Electric Capital Assurance Corporation and 20% is held by GE Life Insurance Group, Inc., both wholly owned subsidiaries of GE Capital. GE Capital is a wholly owned subsidiary of General Electric Company and is a diversified financial services company. As described below in connection with Item 2a, the change in LOV's ownership created the opportunity for the Fund to offer its capital stock to separate accounts of insurance companies that are affiliated with GE Capital or General Electric Company as well as to LOV and the Accounts. Therefore, LOV determined that it would be appropriate for the name of the Fund to reflect its affiliation with the General Electric organization as well as its new investment adviser, assuming that the new investment advisory agreements for the Portfolios are approved (see Item 2a below), by changing the Fund's name to GE Investments Funds, Inc. To change the Fund's name, it is necessary to amend the FIRST Article of the Articles of Incorporation to reflect the new name.

     The second proposed amendment to the Articles of Incorporation would authorize four new classes of capital stock for the Fund. Currently, the Fund has been authorized to issue a total of 2,750,000,000 shares of capital stock. The capital stock is divided into 11 classes, designated by consecutive alphabetic letters as Class A through Class K. Each class has 250,000,000 shares of capital stock allocated to it. The Board of Directors has assigned one class to each of the six investment portfolios of the Fund (Class A through Class F). The remaining five classes (Class G through Class K) are available to be assigned to any additional portfolios established by the Board of Directors. The Board of Directors has decided that in the future they may need the flexibility to establish more than five new portfolios for the Fund, therefore, they are requesting that shareholders amend the Articles of Incorporation to provide such flexibility.

     The proposed amendment would amend the THIRD Article of the Articles of Incorporation to authorize the Fund to issue an additional 1,000,000,000 shares of capital stock (par value $0.01 per share) for a total of 3,750,000,000 shares of capital stock. The four new classes of capital stock would be designated respectively as Class L, Class M, Class N, and Class O. As with each existing class, each new class would have 250,000,000 shares of capital stock allocated to it, and would have all rights, qualifications, restrictions and limitations of the existing classes. The Board of Directors may assign Class L through Class O to new investment portfolios in the future without shareholder approval.

     In the event that the amendments to the Articles of Incorporation are not approved by the shareholders of the Fund, the Board of Directors will take such action as it deems to be in the best interest of the Fund, which may include calling a second meeting of shareholders to vote on the amendments to the Articles of Incorporation.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION.

ITEM 2A:  APPROVAL OR DISAPPROVAL OF INVESTMENT ADVISORY AND
          ADMINISTRATION AGREEMENTS BETWEEN GEIM AND THE FUND

     Prior to its being sold, LOV was owned by Aon Corporation, an insurance holding company organization. Aon Advisors, Inc. ("AAI"), a wholly owned subsidiary of Aon Corporation, currently serves as investment adviser to the Fund. AAI also served as investment manager to Aon Savings Plan, an employee benefit plan for Aon Corporation employees. Until recently, Aon Savings Plan held substantial amounts of each class of the Fund's capital stock. Shortly after Aon Corporation sold LOV, AAI indicated its desire to resign as the

Fund's investment adviser and to have Aon Savings Plan redeem the shares of the Fund held by the Plan. During the last two months of 1996, Aon Savings Plan redeemed all of its holdings of Fund shares. In response to these developments, LOV proposed that GEIM assume the investment advisory and certain administrative duties for the Portfolios of the Fund. The Board of Directors therefore determined not to renew the Fund's current investment advisory agreements with AAI.

     In order to change investment advisers, new investment advisory and administration agreements (one agreement on behalf of each Portfolio) (the "Agreements") must be approved by a vote of the shareholders of each Portfolio. The shareholders of each Portfolio will be asked at the Meetings to approve or disapprove the Agreement between GEIM and the Fund with respect to their Portfolio. The Agreements were approved for each Portfolio by the Board of Directors, including a majority of the directors who are not parties to the Agreements or interested persons of such parties ("independent directors"), at a meeting held on January 29, 1997. A copy of the Agreement for the International Equity Portfolio is attached as Exhibit A. Except for the fees that would be payable to GEIM, the terms of the Agreements for each of the other Portfolios are identical to the terms of the Agreement for the International Equity Portfolio shown in Exhibit A.

THE CURRENT INVESTMENT ADVISER AND THE CURRENT ADVISORY AGREEMENTS

     AAI, which is located at 123 N. Wacker Drive, Chicago, Illinois 60606, currently serves as the investment adviser to each Portfolio of the Fund pursuant to the Fund's existing investment advisory agreements (the "Current Advisory Agreements"). The Current Advisory Agreements were first approved for each Portfolio (other than International Equity Portfolio and Real Estate Securities Portfolio) by the Board of Directors at a meeting held on January 27, 1993. On April 20, 1993, the Current Advisory Agreements were approved by the shareholders of each Portfolio (other than International Equity Portfolio and Real Estate Securities Portfolio). The Current Advisory Agreements regarding the International Equity Portfolio and Real Estate Securities Portfolio were approved by the Board of Directors on January 25, 1995, and by the shareholders of those Portfolios on May 24, 1995. The Current Advisory Agreement for the International Equity Portfolio is attached as Exhibit B. Except for the fees that are payable, the terms of the Current Advisory Agreements for each of the other Portfolios are identical to the terms of the Current Advisory Agreement for the International Equity Portfolio.

     Under the Current Advisory Agreements, AAI, with the supervision of the Board of Directors, continuously furnishes an investment program for the Portfolios, is responsible for the actual management of the investments of the Portfolios, and has responsibility for making decisions governing whether to buy, sell or hold any particular security. AAI maintains all required accounts, records, memoranda, instructions or authorizations relating to a Portfolio's investments, and regularly reports to the Board of Directors with respect to the implementation of any overall investment strategy. AAI also performs research and obtains and evaluates pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios.

     The Current Advisory Agreements also authorize AAI, subject to Board approval, to enter into sub-advisory agreements whereby another entity would perform some of AAI's services. AAI has entered into separate sub-advisory agreements with GMG/Seneca regarding the Real Estate Securities Portfolio, and with Perpetual Portfolio Management, Limited regarding the International Equity Portfolio.

     The Current Advisory Agreements also require that, in addition to providing investment advisory services, AAI perform or supervise the performance of certain administrative services for the Portfolios and the Fund, including financial reporting by the Fund.

     AAI is responsible for paying all expenses it incurs in providing its services to the Portfolios including compensating its officers and employees connected with investment and economic research, trading and investment management of the Fund and paying any fees to interested directors of the Fund. AAI also provides all executive, administrative, clerical and other personnel necessary to operate the Fund, and furnishes office space, facilities, and equipment and will pay the day-to-day expenses related to the operation and maintenance of such office space, facilities, and equipment. AAI also pays legal, accounting and all other expenses incurred in the organization of the Fund or of new portfolios of the Fund, including costs of registering under federal and state securities laws.

     The Fund is responsible for paying all other expenses it may incur in its operation, including general administrative expenses, share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Fund, charges of the custodian and transfer agent, cost of auditing services, independent directors' fees, legal expenses, state franchise taxes, certain insurance premiums, cost of maintaining corporate existence, investor services, costs of printing and mailing updated Fund prospectuses to shareholders, proxy statements and shareholder reports, costs of paying dividend and capital gains distributions, capital stock certificates, costs of director and shareholder meetings, and any extraordinary expenses (litigation costs or costs related to indemnification of directors, officers and employees of the
Fund).

     The Current Advisory Agreements provide that AAI shall not be liable for any error of judgment or mistake of law or for any loss arising out of the Portfolios in connection with AAI's services pursuant to the Current Advisory Agreements, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the Agreements, and (ii) to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

     As compensation for its services to the Portfolios under the Current Advisory Agreements, AAI receives monthly fees payable at the following annual rates based on the average daily net assets of each Portfolio.

        International Equity Portfolio: 1.00% of the first $100,000,000; .95% of the next $100,000,000; and .90% of the amounts in excess of $200,000,000.

        Real Estate Securities Portfolio: .85% of the first $100,000,000; .80% of the next $100,000,000; and .75% of the amounts in excess of $200,000,000.

        Common Stock Index Portfolio: .35%.

        Government Securities Portfolio, Money Market Portfolio and Total Return
        Portfolio: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next $100,000,000; .35% of the next
        $100,000,000; and .30% of the amounts in excess of $400,000,000.

     Under the terms of the Current Advisory Agreements, AAI reimburses each Portfolio for ordinary operating expenses (not including attorney's fees, court judgments or other litigation expenses or certain costs relating to indemnification) in any fiscal year in excess of the following amounts:

        International Equity Portfolio: 1.75% of the first $30 million of the average daily net assets of the Portfolio and 1.00% of the amount by which the average daily net assets of the Portfolio exceeds $30 million;

        Government Securities Portfolio, Total Return Portfolio and Real Estate Securities Portfolio: 1.50% of the first $30 million of the average daily net assets of these portfolios and 1.00% of the amount by which the average daily net assets of each of these portfolios exceed $30 million; and

        Money Market Portfolio and Common Stock Index Portfolio: .75% of the average daily net assets of each of these Portfolios.

     During the Fund's fiscal year ended December 31, 1996, AAI received advisory fees for services to each Portfolio in the following amounts:

                                                                             ADVISORY
                                    PORTFOLIO                                  FEE
        ------------------------------------------------------------------   --------
        International Equity Portfolio....................................   $237,088
        Real Estate Securities Portfolio..................................   $161,881
        Common Stock Index Portfolio......................................   $336,589
        Government Securities Portfolio...................................   $129,116
        Money Market Portfolio............................................   $111,778
             Total Return Portfolio.......................................   $405,779

     During the fiscal year ended December 31, 1996, the Board of Directors approved the continuance of each of the Current Advisory Agreements.

GEIM AND THE AGREEMENTS

     GEIM, which is located at 3003 Summer Street, Stamford, Connecticut 06905, is being proposed as the investment adviser and administrator for each Portfolio of the Fund. GEIM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of General Electric Company ("GE"). A list of the directors and principal executive officers of GEIM is provided in Appendix A.

     GEIM currently provides investment advisory or sub-advisory services with respect to 19 other mutual funds and a number of other private institutional accounts. The professionals responsible for the investment operations of GEIM serve in similar capacities with respect to General Electric Investment Corporation "GEIC"), a sister company of GEIM wholly owned by GE, which provides investment advisory services with respect to GE's pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the ELFun family of Funds (the first of which, ELFun Trusts, was established in 1935) and the funds offered as part of GE's 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund. The investment professionals at GEIM and GEIC and their predecessors have managed GE's pension assets since 1927. As of December 31, 1996, GEIM and GEIC managed assets in excess of $58 billion, including roughly $11 billion in mutual funds.

     The Agreements are substantially similar in all material respects to each of the Current Advisory Agreements. In particular, the fees payable to GEIM for services to each Portfolio under the Agreements are identical to the fees payable to AAI under the Current Advisory Agreements. The Agreements differ from the Current Advisory Agreements in that the Agreements: (1) provide general descriptions and less detail about the investment advisory services to be provided; (2) provide a greater level of detail regarding administrative services; (3) do not contain any provisions for reimbursement of Portfolio operating expenses by the adviser; (4) specify that the Fund will pay the registration costs of each Portfolio and its shares under the federal and state securities laws; (5) contain the name of a different investment adviser; and (6) include different dates of execution and termination.

     Under the Agreements, GEIM would provide a continuous investment program for each Portfolio's assets, including investment research and management. GEIM would determine what investments will be purchased, retained or sold by the Portfolios and will place purchase and sale orders for the Portfolios' investments. GEIM would provide the Fund with all executive, administrative, clerical and other personnel necessary to operate each Portfolio, and will pay salaries and other employment-related costs of employing these persons. GEIM would furnish the Fund and each Portfolio with office space, facilities, and equipment and would pay the day-to-day expenses related to the operation of such space, facilities and equipment. GEIM, as administrator, also would: (1) maintain the books and records of each Portfolio; (2) prepare reports to shareholders of each Portfolio; (3) prepare and file tax returns for each Portfolio; (4) assist with the preparation and filing of reports and the Fund's registration statement with the Securities and Exchange Commission; (5) provide appropriate officers for the Fund; (6) provide administrative support necessary for the Board of Directors of the Fund to conduct meetings; and (7) supervise and coordinate the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

     GEIM would be responsible for employing sufficient staff and consulting with other persons that it determines may be necessary or useful to the performance of its obligations; providing services in accordance with each Portfolios' investment objectives, policies and restrictions as stated in the Fund's current registration statement, as amended from time to time; and keeping the Fund informed of developments materially affecting a Portfolio, including furnishing the Fund with whatever information and reports that the Board reasonably requests.

     The Agreements permit GEIM, subject to Board approval and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity will perform some or all of GEIM's responsibilities under the Agreements. In this event, GEIM would remain responsible for ensuring that these entities performed the services that each would undertake pursuant to the sub-advisory agreements.

     For its services to each Portfolio of the Fund, GEIM would receive a monthly advisory and administrative fee. The fee would be deducted daily from the assets of each of the Portfolios and paid to GEIM monthly. The fees that would be payable to GEIM, which are identical to the fees under the Current Advisory Agreements, are based on the average daily net assets of the Portfolio at the following annual rates:

        Government Securities Portfolio, Money Market Portfolio and Total Return
        Portfolio: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next $100,000,000; .35% of the next
        $100,000,000; and .30% of the amounts in excess of $400,000,000;

        International Equity Portfolio: 1.00% of the first $100,000,000; .95% of the next $100,000,000; and .90% of the amounts in excess of $200,000,000;

        Real Estate Securities Portfolio: .85% of the first $100,000,000; .80% of the next $100,000,000; and .75% of the amounts in excess of $200,000,000; and

        Common Stock Index Portfolio: .35%.

     The Agreements do not contain any provisions prescribing limits on the operating expenses of the Fund or of any Portfolio.

     The Agreements provide that GEIM may render similar advisory and administrative services to other clients so long as the services that it provides under the Agreements are not impaired thereby. The Agreements also provide that GEIM shall not be liable for any error of judgment or mistake of law or for any loss arising out of the Portfolios in connection with GEIM's services pursuant to the Agreements, except for (1) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the Agreements, and (2) to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

     GEIM serves as investment adviser or sub-adviser to other investment companies or portfolios having a similar investment objective to one or more of the Portfolios. The table provided in Appendix B lists such other companies or portfolios, states the size of such companies or portfolios, and describes the rate of GEIM's compensation (including whether such compensation includes compensation for any administrative services). Any company or portfolio for which GEIM has agreed to a voluntary expense limitation is noted.

     Each Agreement, as approved by the Board of Directors, is now being submitted for approval by the shareholders of the appropriate Portfolio. If approved by the shareholders of a Portfolio, it will take effect on May 1, 1997 and continue in effect for that Portfolio for a term ending April 30, 1999, and will continue from year to year thereafter, subject to approval annually by (a) the Board of Directors or a vote of a majority of the outstanding shares of the Portfolio, and (b) the vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Portfolio fail to approve the Agreement for that Portfolio, the Board of Directors shall consider appropriate alternative arrangements with respect to management of that Portfolio.

DIRECTOR'S RECOMMENDATION

     In determining whether it was appropriate to approve the Agreements for each Portfolio and to recommend its approval to each Portfolio's shareholders, the Board of Directors, including the independent directors, considered various matters and materials provided by GEIM. The Directors considered information about, among other things, the following: (1) the compensation to be received by GEIM from each Portfolio and the compensation that other similar portfolios pay to their investment advisers and administrators; (2) the nature and quality of the services required to be performed by GEIM to the Portfolios; (3) the projected expense ratios of each Portfolio under the Agreements; (4) the projected profitability of GEIM in managing each Portfolio; (5) the qualifications of the personnel of GEIM; (6) the past performance of GEIM with regard to other clients that are similar to each Portfolio; (7) the policies and practices of GEIM in assigning personnel resources to provide the services; and
(8) any significant regulatory compliance issues that might have affected GEIM.

     In their deliberations regarding approval of the Agreements, the Board of Directors focused most of their attention on the information in items (1), (2),
(3) and (6). The Directors evaluated the potential value of GEIM's services to the Fund overall and to each Portfolio. The Board of Directors also considered the fees that each Portfolio would pay to GEIM under the Agreements including the fact that such fees were the same as those under the Current Advisory Agreements, and the fact that the shareholders of each Portfolio would receive good value in the form of investment advisory and administrative services in return for such fees. With regard to the value that GEIM would provide to each Portfolio and the shareholders invested therein, the Board of Directors carefully considered GEIM's past performance for similar clients.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AGREEMENTS WITH GEIM.

ITEM 2B: APPROVAL OR DISAPPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN GEIM AND GMG/SENECA

     GMG/Seneca, the current investment sub-adviser for the Real Estate Securities Portfolio, entered into an investment sub-advisory agreement dated May 1, 1996 (the "Current Real Estate Sub-Advisory Agreement") with AAI in connection with that Portfolio. A copy of the Current Real Estate Sub-Advisory Agreement is provided in Exhibit C. The terms of the Current Real Estate Sub-Advisory Agreement provide that it will terminate automatically in the event of the termination of the Current Advisory Agreement. It is anticipated that if the Agreements with GEIM are approved, then the Current Advisory Agreements will terminate as of May 1, 1997. Therefore, the shareholders of the Real Estate Securities Portfolio will be asked at the Meetings to approve or disapprove a proposed new investment sub-advisory agreement (the "New Real Estate Sub-Advisory Agreement") for their Portfolio between GEIM and GMG/Seneca to take effect on May 1, 1997. The New Real Estate Sub-Advisory Agreement was approved by the Board of Directors, including a majority of the independent directors, at a meeting held on January 29, 1997. A copy of the New Real Estate Sub-Advisory Agreement is provided in Exhibit D.

     If approved by the shareholders of the Real Estate Securities Portfolio, the New Real Estate Sub-Advisory Agreement will continue in effect for an initial term ending April 30, 1999, and will continue from year to year thereafter, subject to approval annually by (a) the shareholders of the Real Estate Securities Portfolio or a majority of the Directors of the Fund, and (b) the vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Real Estate Securities Portfolio fail to approve the New Real Estate Sub-Advisory Agreement for that Portfolio, the Directors shall consider appropriate alternative action.

INFORMATION ABOUT GMG/SENECA

     GMG/Seneca is a California limited liability company located at 909 Montgomery Street, San Francisco, California 94133. GMG/Seneca has three principal stockholders: Gail P. Seneca; Will K. Weinstein; and Richard D. Little. Ms. Seneca's principal occupation is Chief Investment Officer of GMG/Seneca. Mr. Weinstein's principal occupation is Chief Executive Officer of Genesis Merchant Group Securities. Mr. Little's principal occupation is Equity Portfolio Manager of GMG/Seneca. Ms. Seneca, Mr. Weinstein, and Mr. Little use 909 Montgomery Street, San Francisco, California 94133 as their business address. Appendix C lists information about certain management personnel of GMG/Seneca. Appendix D lists information about other investment companies or portfolios for which GMG/Seneca serves as investment adviser that have a similar investment objective to the Real Estate Securities Portfolio.

     Currently, only Ms. Seneca owns a "controlling" block of GMG/Seneca's stock. It is possible that several of the stockholders (other than Ms. Seneca) may sell a "controlling" block of stock. Should such a sale occur, it may result in the assignment, and thus the termination, of the New Real Estate Sub-Advisory Agreement. In this event, shareholders of the Real Estate Securities Portfolio would likely be asked to reapprove the New Real Estate Sub-Advisory Agreement. GMG/Seneca would bear the expenses of holding a shareholders' meeting for this purpose.

CURRENT REAL ESTATE SUB-ADVISORY AGREEMENT

     The Current Real Estate Sub-Advisory Agreement was approved by the Board of Directors on April 24, 1996, and by the shareholders of the Real Estate Securities Portfolio on August 20, 1996. Under the Current Real Estate Sub-Advisory Agreement, GMG/Seneca, subject to the general supervision of the Fund's Board of Directors, manages the investment portfolio of the Real Estate Securities Portfolio. GMG/Seneca is responsible for making investment decisions for the Real Estate Securities Portfolio and for placing the purchase and sale orders for the portfolio transactions of the Portfolio. In this capacity, GMG/Seneca obtains and evaluates appropriate economic, statistical, timing, and financial information and formulates and implements investment programs in furtherance of the Real Estate Securities Portfolio's investment objective.

     As compensation for its services to the Real Estate Securities Portfolio on behalf of AAI, GMG/Seneca receives a monthly fee from AAI on the average daily net assets of the Real Estate Securities Portfolio at the following annual rates: 0.425% of the first $100,000,000; 0.40% of the next $100,000,000; and
0.375% of amounts in excess of $200,000,000. During the Fund's fiscal year ended December 31, 1996, GMG/Seneca received a sub-advisory fee for the Real Estate Securities Portfolio of approximately $81,000.

     The Current Real Estate Sub-Advisory Agreement provides that GMG/Seneca may render similar services to others so long as the services that it provides thereunder are not impaired thereby. The Current Real Estate Sub-Advisory Agreement will terminate automatically if assigned or in the event of termination of the Current Advisory Agreements, and is terminable at any time without penalty by the Directors of the Fund or by vote of a majority of the outstanding shares of the Real Estate Securities Portfolio on 60 days' written notice to AAI or GMG/Seneca, and by either AAI or GMG/Seneca on 60 days' written notice to the other.

NEW REAL ESTATE SUB-ADVISORY AGREEMENT

     The terms describing GMG/Seneca's proposed duties as a sub-adviser under the New Real Estate Sub-Advisory Agreement are substantially identical to those contained in the Current Real Estate Sub-Advisory Agreement. In addition, the monthly fee schedule in the New Real Estate Sub-Advisory Agreement is identical to the monthly fee schedule in the Current Real Estate Sub-Advisory Agreement.

     The principal differences between the New Real Estate Sub-Advisory Agreement and the Current Real Estate Sub-Advisory Agreement are that the New Real Estate Sub-Advisory Agreement: (1) includes different dates of execution and termination; (2) contains the name of a different investment adviser; (3) authorizes GMG/Seneca to fill orders for simultaneously placed purchases and sales of the same security among the Real Estate Securities Portfolio and one or more accounts advised by GMG/Seneca on an equitable basis; (4) includes a more detailed list of representations from GMG/Seneca; and (5) provides that it will be construed in accordance with the Act and the laws of New York instead of the laws of Virginia.

DIRECTOR'S RECOMMENDATION

     In determining whether it was appropriate to approve the New Real Estate Sub-Advisory Agreement and to recommend approval to shareholders, the Board of Directors, including the independent directors, considered among other things information about the following: (1) the sub-advisory fee to be received by GMG/Seneca from GEIM for services to the Real Estate Securities Portfolio; (2) the fact that this fee is identical to the sub-advisory fee received by GMG/Seneca from AAI under the Current Real Estate Sub-Advisory Agreement; (3) the nature and quality of the services required to be performed by GMG/Seneca;
(4) the results achieved by GMG/Seneca for the Real Estate Securities Portfolio;
(5) the personnel and research capabilities of GMG/Seneca; (6) the profitability to GMG/Seneca in advising the Real Estate Securities Portfolio; and (7) any significant regulatory or compliance issues that might have affected GMG/Seneca.

     In their deliberations regarding approval of the New Real Estate Sub-Advisory Agreement, the Directors addressed most of their analysis to items
(1), (2) and (4) above. The Directors evaluated the value of the services that GMG/Seneca provides to the Real Estate Securities Portfolio and determined that these were comparable to such services provided by other investment advisers or sub-advisers in the mutual fund industry. In this regard the Directors carefully considered: (1) GMG/Seneca's past performance for the Real Estate Securities Portfolio as compared with that of similar mutual funds and appropriate indices;
(2) the fact that the persons making the investment decisions on behalf of the Real Estate Securities Portfolio under the Current Real Estate Sub-Advisory Agreement would likely continue to do so under the New Real Estate Sub-Advisory Agreement; and (3) the fact that the fees proposed to be paid by GEIM to GMG/Seneca under the New Real Estate Sub-Advisory Agreement were identical to those under the Current Real Estate Sub-Advisory Agreement. The Directors determined that the proposed new arrangements between GEIM and GMG/Seneca were reasonable.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE REAL ESTATE SECURITIES PORTFOLIO VOTE "FOR" THE APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT WITH GMG/SENECA.

ITEM 3.  ELECTION OF DIRECTORS

     The Fund's current Board of Directors consists of seven directors. At a meeting of the Board of Directors held on February 21, 1997, the Board of
Directors: nominated for re-election as directors all of the current directors of the Fund except two directors, Mr. Chandler and Mr. Leard (who did not desire to continue as directors after April 16, 1997), and nominated four additional persons for election as directors. The names of the nominees are listed below along with their current addresses and principal occupation for the past five years. All of the nominees have consented to being named as nominees in this Proxy Statement. Should any nominee become unable or unwilling to serve, the persons appointed as proxies shall vote for the selection of such other person as the Board of Directors shall recommend. If elected, all nominees will serve until their successors are duly elected and qualified.

     During the fiscal year ended December 31, 1996, the Fund's Board of Directors held six meetings. The Board's audit committee, consisting in 1996 of Messrs. Martin, Miller, Putney, Chandler and Leard, held [2] meetings during the 1996 fiscal year. The committee reviews audits, audit procedures, financial statements and other financial and operational matters of the Fund. Each of the current directors attended at least 75% of the meetings of the Board of Directors and the audit committee during the 1996 fiscal year.

DIRECTORS AND OFFICERS

Michael J. Cosgrove*     Executive Vice President -- Mutual Funds, GEIM and GEIC, since 1993.
3003 Summer Street       Executive Vice President and Director of GEIM and Director of GEIC,
Stamford, CT 06905       since 1988. Executive Vice President -- Finance and Administration,
Age 47                   GEIM and GEIC, 1988-1993. Trustee, GE Funds (registered investment company), since 1992. Trustee, Variable Investment Trust (registered investment company), since 1994. Trustee, GE LifeStyle Funds
                         (registered investment company), since 1996.
John R. Costantino       Managing Director, Walden Partners, Ltd., since 1992. President, CMG
150 East 58th Street     Acquisition Corp., Inc., since 1988. Vice Chairman, Acoustiguide
New York, NY 10055       Holdings, Inc., since 1989. President CMG/IKH, Inc., since 1991.
Age 50                   Director since 1991: Crossland Federal Savings Bank; Brooklyn
                         Bankcorp, Inc.; IK Holdings, Inc.; I. Kleinfeld & Son, Inc.; High
                         Performance Appliances, Inc. ("HPA"); and HPA Hong Kong, Ltd.
                         Director, Lancit Media Productions, Ltd., since 1995. Partner,
                         Costantino Melamede-Greenberg Investment Partners, 1987-1992. Trustee,
                         GE Funds (registered investment company), since 1992. Trustee,
                         Variable Investment Trust (registered investment company), since 1994.
                         Trustee, GE LifeStyle Funds (registered investment company), since
                         1996.
William J. Lucas         Vice President and Treasurer, Fairfield University, since 1983.
Fairfield University     Trustee, GE Funds (registered investment company), since 1992.
North Benson Road        Trustee, Variable Investment Trust (registered investment company),
Fairfield, CT 06480      since 1994. Trustee, GE LifeStyle Funds (registered investment
Age 49                   company), since 1996.
Robert P. Martin, Jr.    Director since 1985. Self-employed investment consultant, since 1985.
115 Granite Avenue
Richmond, VA 23226
Age 63
J. Clifford Miller,      Director since 1985. Account Executive, Davenport & Co. of Virginia,
III                      Inc., since 1992. Self-employed consultant, 1988 to 1992. General
7103 Glen Parkway        Partner, Miller Land Company, since 1987.
Richmond, VA 23229
Age 54
J. Garnett Nelson*       Director since 1985. President, Mid-Atlantic Holdings, L.L.C., since
Route 1, Box 195         1995. Senior Vice President 1988-1995 and Director 1989-1995, LOV.
Montpelier, VA 23192     Director, Combined Insurance Company of America, 1990-1995. Director,
Age 57                   RAC Income Fund, Inc., since 1991. Director, Lawyers Title
                         Corporation, 1991-1996.
John J. Palmer*          President and Director since 1986. Director, LOV, since 1986.
Age 56                   Director, Forth Financial Securities Corporation, since 1986.
                         President, Forth Financial Securities Corporation, since 1992.
Lee A. Putney            Director since 1985. Director, Regency Financial Shares, Inc., since
4208 Sulgrave Road       1989. Chairman of the Board of Directors, Regency Bank, since 1987.
Richmond, VA
Age 64
Robert P. Quinn          Retired, Saloman Brothers, Inc., since 1983. Director, GP Financial
45 Shinnecock Road       Corp., since 1994. Director, The Greenpoint Savings Bank, since 1987.
Quogue, NY 11959         Trustee, GE Funds (registered investment company), since 1992.
Age 61                   Trustee, Variable Investment Trust (registered investment company), since 1994. Trustee, GE LifeStyle Funds (registered investment company), since 1996.
Linda L. Lanam*          Secretary since 1992. Corporate Secretary for LOV, since 1992. Vice
Age 47                   President and Senior Counsel of LOV, since 1989.

Scott R. Reeks*          Treasurer since 1985. Director -- Marketing Administration and Equity
Age 38                   Operations, LOV, since 1991. Manager -- Equity Operations, LOV,
                         1986-1991. Treasurer, Vice President and Manager of Operations, Forth
                         Financial Securities Corporation, since 1985.

---------------
Each person other than Ms. Lanam and Mr. Reeks are nominees to the Board of Directors.

* "Interested Person" of the Fund for purposes of the Investment Company Act of 1940, as amended. The address of Interested Persons of the Fund, except as otherwise noted, is 6610 W. Broad Street, Richmond, VA 23230.

     During the fiscal year ended December 31, 1996, the directors and officers of the Fund received compensation from the Fund as indicated below.

                                                                   AGGREGATE COMPENSATION
                                  NAME                                 FROM THE FUND
        --------------------------------------------------------   ----------------------
        Wallace L. Chandler.....................................           $3,500
        John E. Leard...........................................           $3,500
        Robert P. Martin, Jr....................................           $3,500
        J. Clifford Miller, III.................................           $3,500
        J. Garnett Nelson.......................................                0
        John J. Palmer..........................................                0
        Lee A. Putney...........................................           $3,500
        Linda L. Lanam..........................................                0
        Scott R. Reeks..........................................                0

     The directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL THE NOMINEES FOR ELECTION AS DIRECTORS.

ITEM 4. RATIFICATION OR REJECTION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANT

     At a meeting held January 29, 1997, the audit committee of the Fund's Board of Directors recommended to the full Board of Directors that KPMG Peat Marwick LLP ("Peat Marwick") be selected as the Fund's accountant for the 1997 fiscal year. At a meeting held January 29, 1997, the Board of Directors of the Fund selected Peat Marwick as the independent public accountant for the Fund for the 1997 fiscal year. During the 1996 and 1995 fiscal years, Peat Marwick had not been engaged in any capacity with respect to the Fund. Peat Marwick was recommended to the Board of Directors by GEIM. Peat Marwick serves as accountant for the majority of mutual fund assets for which GEIM or GEIC currently serves as investment adviser. The Board of Directors believes that selecting Peat Marwick would promote consistency in auditing and possibly economies of scale among mutual funds advised by GEIM. Neither Peat Marwick nor any of its members has a direct or indirect financial interest in the Fund. Representatives of Peat Marwick are not expected to be present at the Meetings.

     Ernst & Young LLP ("Ernst & Young") served as the Fund's independent public accountant for the 1996 fiscal year. Appointment of Peat Marwick effectively terminates Ernst & Young as the Fund's accountant. Representatives of Ernst & Young are not expected to be present at the Meetings. Ernst & Young's report on the financial statements of the Fund did not contain for either of the past two years any adverse opinion or disclaimer of opinion, and the report was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the fiscal years 1996 and 1995, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its report.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE 1997 FISCAL YEAR.

                               REPORTS AVAILABLE

     Copies of the Fund's most recent annual report or most recent semi-annual report will be furnished without charge upon request by writing to the Fund at 6610 W. Broad Street, Richmond, VA 23230 or by calling 1-800-636-7203.

                             SHAREHOLDER PROPOSALS

     As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 6610 W. Broad Street, Richmond, VA 23230.

                               OTHER INFORMATION

     Pursuant to a distribution agreement, Forth Financial Securities Corporation ("FFSC") acts without remuneration as the Fund's distributor in the distribution of the shares of each Portfolio. FFSC is a wholly owned subsidiary of Forth Financial Resources, Ltd., which is a wholly owned subsidiary of GNA Corporation, a subsidiary of GE Capital. FFSC is located at 6610 W. Broad Street, Richmond, VA 23230. Mr. John J. Palmer, President and Director of the Fund and a nominee for director named in this Proxy Statement, and Mr. Scott Reeks, Treasurer of the Fund, are both affiliated with FFSC. FFSC has no obligation to sell any stated number of shares.

                                 OTHER BUSINESS

     Management knows of no business to be presented to the Meetings other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                                                      APPENDIX A

     Directors and Executive Officers of GEIM

                      NAME                                       PRINCIPAL OCCUPATION
-------------------------------------------------   ----------------------------------------------
John H. Myers -- Chairman of the Board of
  Directors, CEO.................................   Chairman and President, GEIM
Eugene K. Bolton -- Director.....................   Executive Vice President, GEIM
Michael J. Cosgrove -- Director..................   Executive Vice President, GEIM
Ralph R. Layman -- Director......................   Executive Vice President, GEIM
                                                    Executive Vice President, General Counsel and
Alan M. Lewis -- Director........................   Secretary, GEIM
Robert A. MacDougall -- Director.................   Executive Vice President, GEIM
Geoffrey R. Norman -- Director...................   Executive Vice President, GEIM
Donald W. Torey -- Director......................   Executive Vice President, GEIM

     The address for each person listed above is 3003 Summer St., Stamford, CT 06905

                                                                      APPENDIX B

     The table below provides information about other companies or portfolios advised by GEIM that have a similar investment objective to one or more of the Portfolios.

                                                                       RATE OF        SUBJECT TO VOLUNTARY
            NAME OF COMPANY OR PORTFOLIO                SIZE(1)    COMPENSATION(2)     EXPENSE LIMITATION
-----------------------------------------------------   -------    ---------------    --------------------
GE Money Market Fund.................................    $93.9           0.25%            Yes
GE Strategic Investment Fund.........................    $99.9           0.35%            Yes
GE International Equity Fund.........................    $81.3           0.80%            Yes
Variable Investment Trust GE International
  Equity Portfolio...................................    $ 8.2           0.80%            Yes
Variable Investment Trust GE Money Market
  Portfolio..........................................    $ 4.3           0.25%            Yes
WRL International Equity Portfolio...................    $ 1.1           0.25%(3)         Yes
IDEX Series Fund(4)..................................    $ 0.5          0.225%(3)         Yes

---------------
(1) In millions, as of January 31, 1997.

(2) As a percentage of average daily net assets of each portfolio. Except as otherwise noted, fees include compensation for administrative services.

(3) Fee reflects 1/2 of total sub-advisory fee charged to portfolio because GEIM is a co-sub-adviser with another independent entity. Fee does not include the provision of administrative services or the portion of the investment management fee retained by the investment manager of the portfolio.

(4) Commenced operations on February 1, 1997.

                                                                      APPENDIX C

     GMG/Seneca

                  NAME                                   PRINCIPAL OCCUPATION
    --------------------------------   ---------------------------------------------------------
    Gail P. Seneca..................   Chief Investment Officer, Managing Partner, GMG/Seneca
    Sandra Westhoff.................   Chief Administrative Officer, GMG/Seneca
    Charles Dicke...................   Fixed Income Portfolio Manager, GMG/Seneca
    Belinda Melton..................   Marketing Director, GMG/Seneca
    Ron Jacks.......................   Equity Portfolio Manager, GMG/Seneca
    David Shapiro...................   Portfolio Manager for Seneca Real Estate Securities Fund

     Except for Mr. Shapiro, each person listed above is a member of the Operating Committee for GMG/Seneca. The address for each person listed above is 909 Montgomery Street, San Francisco, CA 94133.

                                                                      APPENDIX D

     The table below provides information about other companies or portfolios advised by GMG/Seneca that have a similar investment objective to the Real Estate Securities Portfolio.

                                                                       RATE OF        SUBJECT TO VOLUNTARY
            NAME OF COMPANY OR PORTFOLIO                SIZE(1)    COMPENSATION(1)     EXPENSE LIMITATION
-----------------------------------------------------   -------    ---------------    --------------------
Seneca Real Estate Securities Fund...................    $26.8          0.85%         Yes

---------------
(1) In millions, as of January 31, 1997.

(2) As a percentage of average daily net assets.

                                                                       EXHIBIT A

 Proposed Investment Advisory Agreement for the International Equity Portfolio

                INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

                       GE INVESTMENTS SERIES FUNDS, INC.
                         INTERNATIONAL EQUITY PORTFOLIO

                     GE INVESTMENT MANAGEMENT INCORPORATED

     Agreement made as of May 1, 1997 between GE INVESTMENT MANAGEMENT INCORPORATED ("GEIM") and GE INVESTMENTS SERIES FUND, INC. (the "Fund") on behalf of its International Equity Portfolio (the "Portfolio").

                                    RECITALS

     The Fund is an open-end management investment company incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund, organized as a series company as defined in Rule 18f-2 under the 1940 Act, currently has [eight] classes of Capital Stock outstanding, each representing an interest in a different investment portfolio of the Fund. The Portfolio is one such portfolio.

     GEIM is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

     The Fund wishes to retain GEIM to serve as investment adviser and administrator to the Portfolio and GEIM wishes to serve in this capacity.

SECTION 1.  APPOINTMENT.

     The Fund hereby appoints GEIM as investment adviser and administrator with respect to the Portfolio's assets for the period and on the terms set forth in this Agreement. GEIM accepts this appointment and hereby agrees to render the services herein set forth for the compensation herein provided.

     Subject to the approval of the Board and to other applicable legal requirements, GEIM may enter into any advisory or sub-advisory agreement or contract with another affiliated or unaffiliated entity pursuant to which such entity will carry out some or all of GEIM's responsibilities listed herein.

SECTION 2.  SERVICES AS INVESTMENT ADVISER AND ADMINISTRATOR.

     (a) Subject to the oversight and supervision of the Fund's board of directors (the "Board"), GEIM agrees to provide a continuous investment program for the Portfolio's assets, including investment research and management. GEIM will determine from time to time what investments will be purchased, retained or sold by the Portfolio. GEIM will place purchase and sale orders for the Portfolio's investments. GEIM will provide services under this Agreement in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Fund's current Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement").

     (b) The Fund has furnished or will furnish GEIM with copies of the Registration Statement, its articles of incorporation and by-laws as currently in effect and agrees during the continuance of this agreement to furnish GEIM with copies of any amendment or supplements thereto before or at the time such amendments or supplements become effective. GEIM may rely on all documents furnished to it by the Fund.

     (c) Subject to the oversight and supervision of the Board, GEIM agrees to serve as administrator to the Fund and the Portfolio and, in this capacity, will: (i) insure the maintenance of the books and records of the Portfolio (including those required to be maintained or preserved by Rules 31a-1 and 31a-2 under the 1940 Act); (ii) prepare reports to shareholders of the Portfolio,
(iii) prepare and file tax returns for the Portfolio; (iv) assist with the preparation and filing of reports and the Registration Statement with the Securities and Exchange Commission (the "Commission"), (v) provide appropriate officers for the Fund, including a Secretary or Assistant Secretary, (vi) provide administrative support necessary for the Board to conduct meetings; and (vii) supervise and coordinate the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

     (d) GEIM will, at its own expense, maintain sufficient staff, and employ or retain sufficient personnel and consult with any other persons that it determines may be necessary or useful to the performance of its obligations under this agreement.

     (e) GEIM will keep the Fund informed of developments materially affecting the Portfolio, and will, on its own initiative, furnish the Fund from time to time with whatever information and reports that the Board reasonably requests as appropriate for this purpose.

SECTION 3.  SELECTION OF INVESTMENTS ON BEHALF OF THE PORTFOLIO.

     Unless otherwise set forth in the Registration Statement or directed by the Fund, GEIM will, in selecting brokers or dealers to effect transactions on behalf of the Portfolio select the best overall terms available. In so doing, GEIM may consider the breadth of the market on the investment, the price of the security, the size and difficulty of the order, the willingness of the broker or dealer to position, the reliability, financial condition and execution and operational capabilities of the broker or dealer, and the reasonableness of the commission or size of the dealer's "spread", if any, for the specific transaction and on a continuing basis. GEIM may also consider brokerage and research services provided to the Portfolio and/or other accounts over which GEIM or its affiliates exercise investment discretion. The Fund recognizes the desirability of GEIM's having access to supplemental investment and market research and security and economic analyses provided by brokers and that those brokers may execute brokerage transactions at a higher cost to the Fund than would be the case if the transactions were executed on the basis of the most favorable price and efficient execution. The Fund, thus, authorizes GEIM, to the extent permitted by applicable law and regulations, to pay higher brokerage commissions or dealer spreads for the purchase and sale of securities for the Portfolio to brokers who provide supplemental investment and market research and security and economic analyses, subject to GEIM's determining in good faith that such commissions are reasonable in terms either of the particular transaction or of the overall responsibility of GEIM to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to GEIM, or any affiliated person thereof or any investment advisory client thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

SECTION 4.  COSTS AND EXPENSES.

     GEIM will bear the cost of rendering the services it is obligated to provide under this Agreement and will provide the Fund with all executive, administrative, clerical and other personnel necessary for the investment and administrative operations of the Portfolio and will pay salaries and other employment-related costs of employing these persons. GEIM will furnish the Fund and the Portfolio with office space, facilities, and equipment and will pay the day-to-day expenses related to the operation of such space, facilities and equipment.

     The Fund or the Portfolio shall be responsible for paying all expenses that each may incur in its operation and all of the general administrative expenses allocable to each except those expressly assumed by GEIM above. These include, by way of description and not of limitation, any share redemption expenses, shareholder servicing costs (including allocable personnel and telephone expenses), the expenses of any shareholder servicing plan and/or distribution plan adopted by the Board pursuant to Rule 12b-1 under the 1940 Act, the costs of custody, transfer agency and recordkeeping services in connection with the Portfolio; brokerage fees and commissions; taxes; registration costs of the Portfolio and its shares under Federal and state securities laws; the cost and expense of printing, including typesetting and distributing of a prospectus describing the Portfolio and supplements to that prospectus to regulatory authorities and the Portfolio's shareholders; all expenses incurred in conducting meetings of the Portfolio's shareholders and meetings of the Board relating to the Portfolio, including fees paid to members of the Board who are not interested persons of the Fund; all expenses incurred in preparing, printing and mailing proxy statements and reports to shareholders of the

Portfolio; fees and travel expenses of members of the Board or members of any advisory board or committee who are not interested persons of the Fund; all expenses incident to any dividend, withdrawal or redemption options provided to Portfolio shareholders; charges and expenses of any outside service used for pricing the Portfolio's portfolio securities and calculating the net asset value of the Portfolio's shares; fees and expenses of legal counsel, including counsel to the members of the Board who are not interested persons of the Fund and independent auditors; membership dues of industry associations; interest on Portfolio borrowings; postage; insurance premiums for coverage of property or personnel (including officers and Directors) of the Fund; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Portfolio's operations.

SECTION 5.  COMPENSATION.

     In consideration of services rendered and the expenses paid by GEIM pursuant to this Agreement, the Fund will pay GEIM at the beginning of each calendar month a fee that is accrued daily at the annual rates set forth below, which annual rates shall be based on the value of the Portfolio's average daily net assets for the previous month:

          1.00% of the first $100,000,000; .95% of the next $100,000,000; and
     .90% of amounts in excess of $200,000,000.

For the purpose of determining fees payable to GEIM under this Agreement, the value of the Portfolio's net assets will be computed in the manner described in the Registration Statement.

SECTION 6. SERVICES TO OTHER COMPANIES OR ACCOUNTS.

     (a) The Fund understands and acknowledges that GEIM now acts and will continue to act as investment manager or adviser to various fiduciary or other managed accounts ("Other Accounts") and the Fund has no objection to GEIM's so acting, so long as that when the Portfolio and any Other Account served by GEIM are prepared to invest in, or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEIM to be equitable to the Portfolio and the Other Account. In addition, the Trust understands and acknowledges that GEIM may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for Other Accounts so long as the securities purchased or sold, as well as the expenses incurred in the transaction, are allocated in a manner believed by GEIM to be equitable to the Fund and the Other Accounts. The Fund recognizes that, in some cases, the above procedures may adversely affected the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

     (b) It is agreed that GEIM may use any supplemental investment research and other services provided by brokers or dealer obtained for the benefit of the Portfolio or the Fund in providing investment advice to Other Accounts.

     (c) The Fund understands and acknowledges that the persons employed by GEIM to assist in the performance of its duties under this Agreement will not devote their full time to that service and agrees that nothing contained in this Agreement will be deemed to limit or restrict the right of GEIM or any affiliate of GEIM to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

SECTION 7.  CONTINUANCE AND TERMINATION OF THE AGREEMENT.

     (a) This Agreement will become effective as of May 1, 1997 and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or
(b) by a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

     (b) This Agreement is terminable without penalty, by the Fund on not more than 60 nor less than 30 days' written notice to GEIM, by vote of holders of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act, or by GEIM on not more than 60 nor less than 30 days' notice to the Fund.

     (c) This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act or in rules adopted under the 1940 Act).

SECTION 8.  LIMITATION OF LIABILITY.

     GEIM will exercise its best judgment in rendering the services described in this Agreement, except that GEIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, other than a loss resulting from willful misfeasance, bad faith or gross negligence on the part of GEIM in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement or to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

SECTION 9.  MISCELLANEOUS.

     The Fund recognizes that directors, officers and employees of GEIM and its affiliates may from time to time serve as directors, trustees, officers and employees of corporations, partnerships, group trusts and business trusts (including other investment companies) and that such other entities may include the initials "GE" or the words "General Electric" as part of their name, and that GEIM or its affiliates may enter into distribution, investment advisory or other agreements with such other corporations and trusts. If GEIM ceases to act as the investment adviser to the Fund, the Fund agrees that, at GEIM's request, any license granted to the Fund for the use of the initials "GE" will terminate and that the Fund will cease and discontinue completely further use of such initials.

                       *       *       *       *       *

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                          GE INVESTMENTS SERIES FUNDS, INC.

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          GE INVESTMENT MANAGEMENT
                                          INCORPORATED

                                          By:
                                             -----------------------------------
                                          Name: Michael J. Cosgrove
                                          Title: Executive Vice President

                                                                       EXHIBIT B

  Current Investment Advisory Agreement for the International Equity Portfolio

                         INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT made this 27th day of April, 1995, by and between LIFE OF VIRGINIA SERIES FUND, INC ., (the "Fund") a Virginia corporation and AON ADVISORS, INC., (the "Adviser") a corporation, which is registered as an investment adviser under the Investment Advisers Act of 1940, whereby the Adviser will act as investment adviser to the Fund as follows:

                                   ARTICLE I

                             Duties of the Adviser

     The Fund is an open-end, diversified management investment company, incorporated under the laws of the Commonwealth of Virginia on May 14, 1984. The Fund, organized as a series company as defined in Rule 18f-2 under the Investment Company Act of 1940, as amended (the "Act") has six classes of Capital Stock currently outstanding (designated classes A, B, C, D, E and F). The Fund also currently has or will have six investment portfolios: the Common Stock Index Portfolio, the Government Securities Portfolio, the Money Market Portfolio, the Total Return Portfolio, the International Equity Portfolio and the Real Estate Securities Portfolio. Additional portfolios may be created in the future. Each current or future portfolio will have different investment objectives.

     The Fund hereby employs the Adviser to act as the investment adviser to and manager of the Fund, and, subject to the supervision of the Board of Directors of the Fund (the "Board"), to manage the investment and reinvestment of the assets of the Fund's International Equity Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Adviser shall, for purposes of this agreement, have and exercise full investment discretion and authority to act as agent for the Fund in buying, selling or otherwise disposing of or managing the Fund's investments, subject to the supervision of the Board.

     A. Investment Advisory Services. In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, the Adviser shall, as appropriate and consistent with the limitations set forth in Section C hereof:

          (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolio or the Fund as set forth in the Prospectus for the Fund, as amended from time to time;

          (b) consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy of the Portfolio for approval, modification, or rejection the Board;

          (c) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

          (d) take such steps as are necessary to implement any overall investment strategies approved by the Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

          (e) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Portfolio, including furnishing, within 30 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Portfolio as of the end of the quarter;

          (f) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Portfolio;

          (g) assist the Fund officers in determining each business day the net asset value of the shares of the Portfolio in accordance with applicable law; and,

          (h) Subject to the approval of the Board and to other applicable legal requirements, the Adviser may enter into any advisory or sub-advisory agreement or contract with another affiliated or unaffiliated entity pursuant to which such entity will carry out some or all of the Adviser's responsibilities listed above.

     B. Administrative Services. In addition to the performance of investment advisory services, the Adviser shall perform, or supervise the performance of, administrative services in connection with the management of the Fund and the portfolios, including financial reporting by the Fund. In this connection, the Adviser agrees to supervise the coordination of all matters relating to the functions of the custodian or other shareholder service agents, if any, and accountants, attorneys and other parties performing services for the Fund.

     Nothing contained herein will be construed to restrict the Fund's right to hire its own employees or to contract for services to be performed by third parties.

     C. Limitations on Services. The Adviser shall perform all services under this Agreement subject to the supervision and review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolio as stated in the Fund's Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, with its Articles of Incorporation and By-laws, as amended from time to time, and with the provisions of the Act.

     The Fund has furnished or will furnish the Adviser with copies of the Fund's Registration Statement, Articles of Incorporation, and By-laws as currently in effect and agrees during the continuance of this agreement to furnish the Adviser with copies of any amendment or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE II

                          Compensation of the Adviser

     A. Investment Advisory Fee. For the services rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund shall pay to the Adviser at the end of each calendar month, a fee for the Portfolio based upon the average daily net assets of the Portfolio (as computed in accordance with the description of the determination of the net asset value in the currently effective prospectus for the Fund at the time of the computation) at the following annual rates:

          International Equity Portfolio: 1.00% of the first $100,000,000; .95% of the next $100,000,000; and .80% of the amounts in excess of $200,000,000.

     B. Allocation of Expenses. The Adviser shall be responsible for payment of all expenses it may incur in performing the services set forth in Article I hereunder. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading and investment management of the Fund and the payment of any fees to interested directors of the Fund. The Adviser will provide all executive, administrative, clerical and other personnel necessary to operate the Fund and will pay the salaries and other employment-related costs of employing these persons. The Adviser will furnish the Fund with office space, facilities and equipment and will pay the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. Legal, accounting and all other expenses incurred in the organization of the Fund or of new Portfolios of the Fund, including costs of registering under Federal and State securities laws, will also be paid by the Adviser.

     The Fund shall be responsible for payments of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Adviser in the foregoing paragraph. These include, by way of description and not of limitation, any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowing by the Fund, charges of the custodian and transfer agent, if any, cost of auditing services, non-interested directors' fees, legal expenses, state franchise taxes, certain other taxes, investment advisory fees, certain insurance premiums, costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, proxy statements and shareholder reports, the cost of paying dividends and capital gains distribution, capital stock certificates, costs of Board and shareholder meetings, and any extraordinary expenses, including litigation costs in legal actions involving the Fund, or costs relating to indemnification of directors, officers and employees of the Fund.

     The Board shall determine the manner in which expenses are allocated to the Portfolio and among the Portfolios of the Fund, and the determination of the Board shall be final and binding.

     C. Reimbursement of Excess Operating Expenses. If the operating expenses allocable to the Portfolio for any fiscal year should exceed the amounts indicated below the Adviser shall reimburse the Fund for the excess:

          1.75% of the first $30,000,000 of the average daily net assets of the Portfolio and 1% of the amount by which the average daily net assets of the Portfolio exceeds $30,000,000.

     For purposes of this Section, "operating expenses" do not include attorneys' fees, court judgments, decrees or awards, or any other litigation costs in legal actions involving the Fund, or costs relating to indemnification of directors, officers or employees of the Fund where such costs are not covered by director and officer liability insurance.

     Expenses that are reimbursable pursuant to this Section, if any, shall be calculated daily and credited to the Fund on a monthly basis.

                                  ARTICLE III

                      Portfolio Transactions and Brokerage

     The Adviser agrees to determine, or if applicable have a SubAdviser determine, the securities to be purchased or sold by the Portfolio, subject to the provisions of Article I, and to place orders pursuant to such determinations, either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser or the Sub-Adviser subject to the following limitations:

     The Adviser or Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of the Portfolio and will use best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of the transaction.

     If, in the judgment of the Adviser or Sub-Adviser, the Fund would benefit from supplemental investment research, the Adviser or Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The expenses of the Adviser may not necessarily be reduced as a result of receipt of such supplemental information.

     Subject to the above requirements, nothing shall prohibit the Adviser or Sub-Adviser from selecting brokers or dealers with which it or the Fund are affiliated and from selecting brokers or dealers by virtue of sales of insurance policies of The Life Insurance Company of Virginia or of its life insurance company affiliates by such broker-dealers or their affiliates.

                                   ARTICLE IV

                           Activities of the Adviser

     The services of the Adviser to the Fund under this Investment Advisory Agreement are not to be deemed exclusive and the Adviser will be free to render similar services to others as long as its services under this Investment Advisory Agreement are not impaired. Directors, officers, employees and shareholders of the Fund are or may become interested persons of the Adviser, as directors, officers, employees or shareholders or otherwise, and directors, officers, employees or shareholders of the Adviser are or may become interested persons of the Fund.

     It is agreed that the Adviser or any Sub-Adviser may use any supplemental investment research obtained for the benefit of the Portfolio or the Fund in providing investment advice to its other investment advisory accounts. The Adviser or its subsidiaries or Sub-Adviser may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser or any Sub-Adviser in carrying out its obligations to the Fund.

     Securities held by the Portfolio may also be held by separate investment accounts or other mutual funds for which the Adviser or Sub-Adviser may act as an adviser or sub-adviser or by the Adviser, Sub-Adviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Adviser, Sub-Adviser or their affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Adviser, Sub-Adviser or their affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at about the same time, the Fund agrees that the Adviser or Sub-Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on the price of that security.

     It is agreed that, on occasions when the Adviser or Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for the Portfolio with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

                                   ARTICLE V

                         Effectiveness of the Agreement

     This Investment Advisory Agreement shall become effective on the date that it is approved for by the Fund's Board of Directors, including a majority of directors who are not parties to this Agreement or interested persons of any such party, or on the date this Agreement is approved by a majority of the Portfolio's shareholders acting in accordance with the requirements of the Act and the rules and regulations promulgated thereunder, whichever is later.

                                   ARTICLE VI

                             Term of the Agreement

     This Investment Advisory Agreement shall remain in effect from year-to-year after its initial effective date so long as such continuance is specifically approved at least annually (a) by the vote of the majority of the Board, or by vote of a majority of the outstanding voting shares of the class representing interests in the Portfolio, and (b) by the vote of a majority of the members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     In connection with all such approvals, the Board shall request and evaluate, and the Adviser shall furnish, such information as may reasonably necessary to evaluate the terms of this Agreement. This Agreement:

          (a) shall be subject to termination by the Adviser, without the payment of any penalty, on sixty days' written notice to the Fund;

          (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the class representing interests in the Portfolio, on sixty days' written notice to the Adviser;

          (c) shall not be amended without specific approval of such amendment by (i) the vote of a majority of the class representing interests in the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval; and

          (d) shall automatically terminate upon assignment by either party.

                                  ARTICLE VII

                                 Recordkeeping

     The Adviser agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all records the Adviser maintains for the Fund as are required to be maintained pursuant to such rules. The Adviser agrees that all such records shall be the property of the Fund and shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Adviser's offices upon such prior written notice. In the event of termination for any reason, all such records shall be returned promptly to the Fund, free from any claim or retention of rights by the Adviser. In addition, the Adviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency having jurisdiction.

     The Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if The Life Insurance Company of Virginia or the Fund has authorized such disclosure, or if such disclosure is required by Federal or state regulatory authorities.

                                  ARTICLE VIII

                            Liability of the Adviser

     In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its officers, directors, employees or agents shall be subject to liability of the Fund or to any shareholder or to any other person with a beneficial interest in the Fund for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

                                   ARTICLE IX

                                 Governing Law

     While this Agreement is intended by the parties to be governed by Virginia law as to matters of State law, this Investment Advisory Agreement is also subject to the provisions of the Act and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and-phrases used herein shall be interpreted in accordance with the Act and those rules and regulations. As used with respect to the Fund and the holders of voting shares of any class of the Fund's Capital Stock, the term "majority of the outstanding voting shares" means the lesser of (i) 67% or more of the voting shares represented at a meeting at which the holders of more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares.

     IN WITNESS WHEREOF, the parties have caused this Investment Advisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

AON ADVISORS, INC.

BY:          Michael A. Conway
   --------------------------------
TITLE:            President
      -----------------------------
DATE:          April 12, 1995
     ------------------------------

LIFE OF VIRGINIA SERIES FUND, INC.

BY:           John J. Palmer
   --------------------------------
TITLE:            President
      -----------------------------
DATE:          April 27, 1995
     ------------------------------

                                                                       EXHIBIT C

      Current Sub-Advisory Agreement for Real Estate Securities Portfolio

                       INVESTMENT SUB-ADVISORY AGREEMENT

     THIS INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement") made this   day of
          1996 by and Between Aon Advisors, Inc., a Virginia corporation, (the "Adviser") and GMG/Seneca Capital Management LLC, a limited liability company organized under the laws of California (the "Sub-Adviser").

     Adviser and Sub-Adviser agree as follows:

          1. Adviser hereby engages the services of Sub-Adviser in connection with Adviser's management of the Real Estate Securities Portfolio (the "Portfolio") of Life of Virginia Series Fund, Inc. (the "Fund"). Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the board of directors of the Fund, Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio.

          2. Sub-Adviser hereby accepts employment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

          3. In particular, Sub-Adviser shall furnish continuously an investment program for the Portfolio and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash or other investments. In this connection, Sub-Adviser shall provide Adviser and the officers and directors of the Fund with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser's management of the Portfolio's assets.

          4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolio's investment objective, policies and restrictions as set forth in the Fund's current registration statement, (b) such policies or directives as the Fund's directors may from time to time establish or issue, and (c) applicable law and related regulations. In particular, Sub-Adviser shall make every effort to ensure that the Portfolio complies with (1) Section 817(h) of the Internal Revenue Code of 1986 (the "Code") and regulations issued thereunder relating to the diversification requirements for variable annuity, endowment, and life insurance contracts and to ensure that the Portfolio continuously qualifies as a regulated investment company under sub-chapter M of the Code and (2) the California Insurance Department's Borrowing Guideline Limits Applicable to a Portfolio of a Separate Account and its Diversification Guidelines for Foreign Country Investments by a Portfolio of a Separate Account.

          5. Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolio. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Fund's board of directors and set forth in the Fund's current registration statement.

          In addition to seeking the best price and execution, Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to Sub-Adviser. Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser's overall responsibilities with respect to the Portfolio. The policies with respect to brokerage allocation, determined from time to time by the Fund's board of directors are those disclosed in the Fund's currently effective registration statement. Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

          6. Sub-Adviser's services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients provided that Sub-Adviser's services to Adviser are not impaired thereby. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Fund or the Portfolio or otherwise be deemed agents of the Adviser, the Fund or the Portfolio.

          7. Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and shall remain so registered throughout the term of this Agreement. Sub-Adviser shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.

          8. Subject to: (a) the requirement that Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Fund's board of directors and set forth in the Fund's current registration statement, (b) the provisions of the Investment Advisers Act of 1940 (the "Act"), (c) the provisions of the Securities Exchange Act of 1934, and (d) other applicable provisions of law; Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio. Such brokerage services are not within the scope of the duties of Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Fund's board of directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

          9. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each calendar month a fee based on the average daily net assets of the Portfolio at the following annual rates:

             .425% of the first $100,000,000; .40% of the next $100,000,000; and
        .375% of amounts in excess of $200,000,000.

          Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Fund, and on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

          During any period when the determination of net value is suspended, the net asset value of the Portfolio of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

          10. Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Portfolio's investments that are required to be maintained by the Fund pursuant to the requirements of Rule 3la-1 of that Act.

          Sub-Adviser agrees that all books and records which it maintains for the Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request. All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund free from any claim or assertion of rights by Sub-Adviser.

          11. Sub-Adviser agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if Adviser or the Fund has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

          12. Sub-Adviser hereby indemnifies, defends and protects Adviser and holds Adviser harmless, from and against any losses arising out of Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Sub-Adviser, its officers, directors, agents, partners, employees, controlling persons, shareholders or affiliated persons.

          Adviser hereby indemnifies, defends and protects Sub-Adviser and holds Sub-Adviser harmless, from and against any losses arising out of Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Adviser, its officers, directors, agents, partners, employees, controlling persons, shareholders or affiliated persons.

          13. This Agreement shall not become effective unless and until it is approved by the board of directors of the Fund, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (i) the board of directors of the Fund, or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio; and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          14. This Agreement may be terminated at any time without the payment of any penalty, by the Fund's board of directors, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio on sixty days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty days written notice to the other. This Agreement shall automatically terminate in the event of it's assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Fund regarding the Adviser's management of the Portfolio.

          15. This Agreement may be amended by either party only if such amendment is specifically approved by (i) the vote of a majority of outstanding shares of the class representing an interest in the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          16. The terms "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940. The term "majority of the outstanding shares of the class" means the lesser of (a) 67% or more of the shares of such class present at a meeting if more than 50% of such shares are present or represented by proxy or (b) more than 50% of the shares of such class.

          17. This Agreement shall be construed in accordance with laws of the Commonwealth of Virginia, and applicable provisions of the Act and the Investment Company Act of 1940.

          18. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

AON ADVISORS, INC.                            GMG/SENECA CAPITAL
                                              MANAGEMENT LLC

ATTEST:                                       ATTEST:

By:                                           By:

Its:                                          Its:

                                                                       EXHIBIT D

      Proposed Sub-Advisory Agreement for Real Estate Securities Portfolio

                       GE INVESTMENTS SERIES FUNDS, INC.
                        REAL ESTATE SECURITIES PORTFOLIO

                             SUB-ADVISORY AGREEMENT

     Agreement made as of May 1, 1997, between GE INVESTMENT MANAGEMENT INCORPORATED ("GEIM"), a Delaware corporation, and GMG/Seneca Capital Management LLC ("Sub-Adviser"), a California corporation (the "Agreement").

                                    RECITALS

     GEIM has entered into an Investment Advisory and Administration Agreement dated May 1, 1997, ("Management Agreement") with GE Investments Series Funds, Inc. ("Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") with respect to the Real Estate Securities Portfolio ("Portfolio") series of the Fund; and

     GEIM wishes to retain the Sub-Adviser to furnish certain investment advisory services to GEIM and the Portfolio, and the Sub-Adviser is willing to furnish those services;

     GEIM intends that this Agreement will be submitted to the Board of Directors (the "Board") and shareholders for approval hereafter;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

          1. Appointment. GEIM hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Portfolio's assets for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Duties as Sub-Adviser.

             (a) Subject to the oversight and supervision of GEIM and the officers and the Board, the Sub-Adviser will provide a continuous investment program for the Portfolio's assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio. The Sub-Adviser will be responsible for placing purchase and sell orders for Portfolio investments. The Sub-Adviser will provide services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's current Registration Statement on Form N-1A and any amendments or supplements thereto (the "Registration Statement"). In this connection and in connection with the further duties set forth in paragraphs 2(b) -
        (g) below, the Sub-Adviser shall provide GEIM and the officers and directors of the Fund with such periodic reports and documentation as GEIM or the officers and directors of the Fund shall request regarding the Sub-Adviser's management of the Portfolio's assets and compliance with the Prospectus and all requirements hereunder.

             (b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (1) the Portfolio's investment objective, policies and restrictions as set forth in the Registration Statement,
        (2) such policies or directives as the Board may from time to time establish or issue, and (3) applicable law and related regulations. In particular, the Sub-Adviser shall make every effort to ensure that the Portfolio complies with (i) Section 817(h) of the Internal Revenue Code of 1986 (the "Code") and regulations issued thereunder relating to the diversification requirements for variable annuity, endowment, and life insurance contracts and to ensure that the Portfolio continuously qualifies as a regulated investment company under sub-chapter M of the Code, and (ii) the California Insurance Department's Borrowing Guideline Limits Applicable to a Portfolio of a Separate Account and its Diversification Guidelines for Foreign Country Investments by a Portfolio of a Separate Account. GEIM shall promptly notify the Sub-Adviser of changes to (1) or

        (2) above and shall notify the Sub-Adviser of changes to (3) above promptly after it becomes aware of such changes.

             (c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers selected by it, and to that end, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolio. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement.

             In addition to seeking the best price and execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the SubAdviser. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account.

             (d) Subject to: (1) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (2) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), (3) the provisions of the Securities Exchange Act of 1934, and (4) other applicable provisions of law; the Sub-Adviser or an affiliated person of the Sub-Adviser or of GEIM may act as broker for the Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Fund for such services in addition to the Sub-Adviser's fees for services under this Agreement.

             (e) The Sub-Adviser will maintain all books and records required to be maintained by the Fund pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Portfolio, and will furnish the Board and GEIM with such periodic and special reports as the Board or GEIM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.

             (f) At such times as shall reasonably be requested by the Board or GEIM, the Sub-Adviser will provide the Board and GEIM with economic and investment analyses and reports as well as quarterly reports setting forth the Portfolio's performance and make available to the Board and

        GEIM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser.

             (g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for determining the fair valuation of any illiquid portfolio securities and will assist the Fund's accounting services agent or GEIM to obtain independent sources of market value for all other portfolio securities.

          3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Fund's Articles of Incorporation, By-Laws and Registration Statement and with the written instructions and directions of the Board and GEIM and will comply with the requirements of the 1940 Act, the Advisers Act, the rules under each, and Subchapter M of the Code as applicable to regulated investment companies. In addition, the Sub-Adviser will act in conformity with all other applicable federal and state laws and regulations. GEIM agrees to provide to the SubAdviser copies of the Fund's Articles of Incorporation, By-Laws, Registration Statement and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

          4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

          5. Compensation. For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, the Adviser shall pay the Sub-Adviser at the end of each calendar month a fee based on the average daily net assets of the Portfolio at the following annual rates:

             .425% of the first $100,000,000; .40% of the next $100,000,000; and
        .375% of amounts in excess of $200,000,000.

          The Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Fund, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

          During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

          6. Limitation Of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Fund or its shareholders or by GEIM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

        7. Indemnification.

             (a) GEIM agrees to indemnify the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") for any loss or expense (including attorneys' fees) arising out of any claim, demand, action or suit in the event that the Sub-Adviser has been found to be without fault and GEIM has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Directors of GEIM.

             (b) The Sub-Adviser agrees to indemnify GEIM, its officers and directors, and any person who controls GEIM within the meaning of
        Section 15 of the 1933 Act for any loss or expense (including attorneys' fees) arising out of any claim, demand, action or suit in the event that GEIM has been found to be without fault and the Sub-Adviser has been found at fault
        (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Directors of the Sub-Adviser.

          8. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

             (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify GEIM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

             (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide GEIM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Sub-Adviser shall certify to GEIM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of GEIM, the Sub-Adviser shall permit GEIM, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

             (c) The Sub-Adviser has provided GEIM with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to GEIM at least annually.

             (d) The Sub-Adviser will notify GEIM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel of the Sub-Adviser, in each case prior to or promptly after such change.

          9. Representations and Warranties of GEIM. GEIM represents, warrants and agrees that GEIM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify GEIM from serving as an investment adviser of an investment company pursuant to
     Section 9(a) of the 1940 Act or otherwise.

          10. Duration and Termination.

             (a) This Agreement shall become effective upon the date first above written and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

             (b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by GEIM: (i) upon 60 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 8 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days' written notice to GEIM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

          11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Portfolio's outstanding voting securities (unless the Fund receives an SEC order or opinion of counsel permitting it to modify the Agreement without such vote).

          12. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

          13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:                                   GE INVESTMENT MANAGEMENT
                                          INCORPORATED

                                          BY:

                                             -----------------------------------
                                             Name:
                                             Title:

Attest:                                   GMG/SENECA CAPITAL MANAGEMENT LLC

                                          BY:

                                             -----------------------------------
                                             Name:
                                             Title:

                            VOTING INSTRUCTION FORM


                       LIFE OF VIRGINIA SERIES FUND, INC.

                        REAL ESTATE SECURITIES PORTFOLIO

       VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE LIFE OF VIRGINIA
                 SERIES FUND, INC. TO BE HELD ON APRIL 16, 1997


The undersigned hereby instructs The Life Insurance Company of Virginia to vote all shares of the above-referenced portfolio of the Life of Virginia Series Fund, Inc. (the "Fund") held in the account of the undersigned at the Special Meeting of Shareholders of the Fund to be held on April 16, 1997 in the 8th Floor Board Room of The Life Insurance Company of Virginia Building, 6610 West Broad Street, Richmond, Virginia 23230, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof. The Life Insurance Company of Virginia shall have all the powers the undersigned would have if personally present to vote and to act upon each of the proposals below and, using its best judgment, on any other matter that may properly come before the Special Meeting. All previous instructions given with respect to the Special Meeting are hereby revoked. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.

THE LIFE INSURANCE COMPANY OF VIRGINIA WILL VOTE IN THE MANNER INDICATED, OR IF NO DIRECTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL.

The Board of Directors recommends voting "FOR" each proposal, including all of the nominees named in proposal 3.

Please sign exactly as your name appears on the Voting Instruction Form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian) the individual must provide his full title following the signature. Corporate instructions should be signed by an authorized officer.

Please mark, sign, date, and return all Voting Instruction Forms promptly in the enclosed envelope. To vote on each of the proposals, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows:
[X]

--------------------------------------------------------------------------------
THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE NEXT PAGE FOR YOUR INSTRUCTIONS TO BE COUNTED.


                                     1 of 2

Vote on Proposals:


--------------------------------------------------------------------------------------------------------------
                                                                             For         Against      Abstain
--------------------------------------------------------------------------------------------------------------
1.       Proposal to amend the Articles of Incorporation of the Fund         [ ]           [ ]          [ ]
--------------------------------------------------------------------------------------------------------------
2a.      Proposal to approve investment advisory and administration
         agreement (on behalf of the Real Estate Securities Portfolio)       [ ]           [ ]          [ ]
         between the Fund and GE Investment Management
         Incorporated ("GEIM")
--------------------------------------------------------------------------------------------------------------
2b.      Proposal to approve an investment sub-advisory agreement
         between GEIM and GMG/Seneca Capital Management, LLC                 [ ]           [ ]          [ ]
         for the Real Estate Securities Portfolio
--------------------------------------------------------------------------------------------------------------
3.       Election of Directors (Mark one of the two boxes                    [ ]           [ ]
         on the immediate right to vote on the nominees as a
         group.)
                                                                                           [ ]
                  Michael J. Cosgrove                                                      [ ]
                  John R. Costantino                                                       [ ]
                  William J. Lucas                                                         [ ]
                  Robert P. Martin, Jr.                                                    [ ]
                  J. Clifford Miller, III                                                  [ ]
                  J. Garnett Nelson                                                        [ ]
                  John J. Palmer                                                           [ ]
                  Lee A. Putney                                                            [ ]
                  Robert P. Quinn

YOU MAY WITHHOLD YOUR VOTE FOR ANY NOMINEE BY VOTING "AGAINST" THE NOMINEE.
--------------------------------------------------------------------------------------------------------------
4.       Proposal to ratify KPMG Peat Marwick LLP as the Fund's              [ ]           [ ]          [ ]
         independent accountant
--------------------------------------------------------------------------------------------------------------


Signature:                                         Policy  XXXXXXXXXX
           --------------------------------        Units   XXXX.XXXXX

Signature:
           --------------------------------

Dated:                 , 1997
       ----------------

VOTING INSTRUCTION FORMS MUST BE RECEIVED BY APRIL 15, 1997 TO BE COUNTED.

                                     2 of 2

                            VOTING INSTRUCTION FORM


                       LIFE OF VIRGINIA SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

       VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE LIFE OF VIRGINIA
                 SERIES FUND, INC. TO BE HELD ON APRIL 16, 1997


The undersigned hereby instructs The Life Insurance Company of Virginia to vote all shares of the above-referenced portfolio of the Life of Virginia Series Fund, Inc. (the "Fund") held in the account of the undersigned at the Special Meeting of Shareholders of the Fund to be held on April 16, 1997 in the 8th Floor Board Room of The Life Insurance Company of Virginia Building, 6610 West Broad Street, Richmond, Virginia 23230, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof. The Life Insurance Company of Virginia shall have all the powers the undersigned would have if personally present to vote and to act upon each of the proposals below and, using its best judgment, on any other matter that may properly come before the Special Meeting. All previous instructions given with respect to the Special Meeting are hereby revoked. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.

THE LIFE INSURANCE COMPANY OF VIRGINIA WILL VOTE IN THE MANNER INDICATED, OR IF NO DIRECTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL.

The Board of Directors recommends voting "FOR" each proposal, including all of the nominees named in proposal 3.

Please sign exactly as your name appears on the Voting Instruction Form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian) the individual must provide his full title following the signature. Corporate instructions should be signed by an authorized officer.

Please mark, sign, date, and return all Voting Instruction Forms promptly in the enclosed envelope. To vote on each of the proposals, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows:
[X]

--------------------------------------------------------------------------------
THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE NEXT PAGE FOR YOUR INSTRUCTIONS TO BE COUNTED.


                                     1 of 2

Vote on Proposals:


---------------------------------------------------------------------------------------------------------------
                                                                             For         Against      Abstain
---------------------------------------------------------------------------------------------------------------
1.       Proposal to amend the Articles of Incorporation of the Fund         [ ]           [ ]          [ ]
---------------------------------------------------------------------------------------------------------------
2.       Proposal to approve investment advisory and administration
         agreement (on behalf of the Government Securities Portfolio)        [ ]           [ ]          [ ]
         between the Fund and GE Investment Management
         Incorporated ("GEIM")
---------------------------------------------------------------------------------------------------------------
3.       Election of Directors (Mark one of the two boxes                    [ ]           [ ]
         on the immediate right to vote on the nominees as a
         group.)
                                                                                           [ ]
                  Michael J. Cosgrove                                                      [ ]
                  John R. Costantino                                                       [ ]
                  William J. Lucas                                                         [ ]
                  Robert P. Martin, Jr.                                                    [ ]
                  J. Clifford Miller, III                                                  [ ]
                  J. Garnett Nelson                                                        [ ]
                  John J. Palmer                                                           [ ]
                  Lee A. Putney                                                            [ ]
                  Robert P. Quinn

YOU MAY WITHHOLD YOUR VOTE FOR ANY NOMINEE BY VOTING "AGAINST" THE NOMINEE.
---------------------------------------------------------------------------------------------------------------
4.       Proposal to ratify KPMG Peat Marwick LLP as the Fund's              [ ]           [ ]          [ ]
         independent accountant
---------------------------------------------------------------------------------------------------------------



Signature:                                          Policy  XXXXXXXXXX
           --------------------------------         Units   XXXX.XXXXX

Signature:
           --------------------------------

Dated:                 , 1997
       ----------------

VOTING INSTRUCTION FORMS MUST BE RECEIVED BY APRIL 15, 1997 TO BE COUNTED.

                                     2 of 2

                            VOTING INSTRUCTION FORM


                       LIFE OF VIRGINIA SERIES FUND, INC.

                          COMMON STOCK INDEX PORTFOLIO

       VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE LIFE OF VIRGINIA
                 SERIES FUND, INC. TO BE HELD ON APRIL 16, 1997


The undersigned hereby instructs The Life Insurance Company of Virginia to vote all shares of the above-referenced portfolio of the Life of Virginia Series Fund, Inc. (the "Fund") held in the account of the undersigned at the Special Meeting of Shareholders of the Fund to be held on April 16, 1997 in the 8th Floor Board Room of The Life Insurance Company of Virginia Building, 6610 West Broad Street, Richmond, Virginia 23230, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof. The Life Insurance Company of Virginia shall have all the powers the undersigned would have if personally present to vote and to act upon each of the proposals below and, using its best judgment, on any other matter that may properly come before the Special Meeting. All previous instructions given with respect to the Special Meeting are hereby revoked. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.

THE LIFE INSURANCE COMPANY OF VIRGINIA WILL VOTE IN THE MANNER INDICATED, OR IF NO DIRECTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL.

The Board of Directors recommends voting "FOR" each proposal, including all of the nominees named in proposal 3.

Please sign exactly as your name appears on the Voting Instruction Form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian) the individual must provide his full title following the signature. Corporate instructions should be signed by an authorized officer.

Please mark, sign, date, and return all Voting Instruction Forms promptly in the enclosed envelope. To vote on each of the proposals, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows:
[X]

--------------------------------------------------------------------------------
THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE NEXT PAGE FOR YOUR INSTRUCTIONS TO BE COUNTED.


                                     1 of 2

Vote on Proposals:


----------------------------------------------------------------------------------------------------------------
                                                                             For         Against      Abstain
----------------------------------------------------------------------------------------------------------------
1.       Proposal to amend the Articles of Incorporation of the Fund         [ ]           [ ]          [ ]
----------------------------------------------------------------------------------------------------------------
2.       Proposal to approve investment advisory and administration
         agreement (on behalf of the Common Stock Index Portfolio)           [ ]           [ ]          [ ]
         between the Fund and GE Investment Management
         Incorporated ("GEIM")
----------------------------------------------------------------------------------------------------------------
3.       Election of Directors (Mark one of the two boxes                    [ ]           [ ]
         on the immediate right to vote on the nominees as a
         group.)
                                                                                           [ ]
                  Michael J. Cosgrove                                                      [ ]
                  John R. Costantino                                                       [ ]
                  William J. Lucas                                                         [ ]
                  Robert P. Martin, Jr.                                                    [ ]
                  J. Clifford Miller, III                                                  [ ]
                  J. Garnett Nelson                                                        [ ]
                  John J. Palmer                                                           [ ]
                  Lee A. Putney                                                            [ ]
                  Robert P. Quinn

YOU MAY WITHHOLD YOUR VOTE FOR ANY NOMINEE BY VOTING "AGAINST" THE NOMINEE.
----------------------------------------------------------------------------------------------------------------
4.       Proposal to ratify KPMG Peat Marwick LLP as the Fund's              [ ]           [ ]          [ ]
         independent accountant
----------------------------------------------------------------------------------------------------------------


Signature:                                         Policy  XXXXXXXXXX
           --------------------------------        Units   XXXX.XXXXX

Signature:
           --------------------------------

Dated:                 , 1997
       ----------------

VOTING INSTRUCTION FORMS MUST BE RECEIVED BY APRIL 15, 1997 TO BE COUNTED.

                                     2 of 2

                            VOTING INSTRUCTION FORM


                       LIFE OF VIRGINIA SERIES FUND, INC.

                             TOTAL RETURN PORTFOLIO

       VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE LIFE OF VIRGINIA
                 SERIES FUND, INC. TO BE HELD ON APRIL 16, 1997


The undersigned hereby instructs The Life Insurance Company of Virginia to vote all shares of the above-referenced portfolio of the Life of Virginia Series Fund, Inc. (the "Fund") held in the account of the undersigned at the Special Meeting of Shareholders of the Fund to be held on April 16, 1997 in the 8th Floor Board Room of The Life Insurance Company of Virginia Building, 6610 West Broad Street, Richmond, Virginia 23230, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof. The Life Insurance Company of Virginia shall have all the powers the undersigned would have if personally present to vote and to act upon each of the proposals below and, using its best judgment, on any other matter that may properly come before the Special Meeting. All previous instructions given with respect to the Special Meeting are hereby revoked. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.

THE LIFE INSURANCE COMPANY OF VIRGINIA WILL VOTE IN THE MANNER INDICATED, OR IF NO DIRECTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL.

The Board of Directors recommends voting "FOR" each proposal, including all of the nominees named in proposal 3.

Please sign exactly as your name appears on the Voting Instruction Form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian) the individual must provide his full title following the signature. Corporate instructions should be signed by an authorized officer.

Please mark, sign, date, and return all Voting Instruction Forms promptly in the enclosed envelope. To vote on each of the proposals, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows:
[X]

--------------------------------------------------------------------------------
THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE NEXT PAGE FOR YOUR INSTRUCTIONS TO BE COUNTED.


                                     1 of 2

Vote on Proposals:


----------------------------------------------------------------------------------------------------------------
                                                                             For         Against      Abstain
----------------------------------------------------------------------------------------------------------------
1.       Proposal to amend the Articles of Incorporation of the Fund         [ ]           [ ]          [ ]
----------------------------------------------------------------------------------------------------------------
2.       Proposal to approve investment advisory and administration
         agreement (on behalf of the Total Return Portfolio) between         [ ]           [ ]          [ ]
         the Fund and GE Investment Management Incorporated
         ("GEIM")
----------------------------------------------------------------------------------------------------------------
3.       Election of Directors (Mark one of the two boxes                    [ ]           [ ]
         on the immediate right to vote on the nominees as a
         group.)
                                                                                           [ ]
                  Michael J. Cosgrove                                                      [ ]
                  John R. Costantino                                                       [ ]
                  William J. Lucas                                                         [ ]
                  Robert P. Martin, Jr.                                                    [ ]
                  J. Clifford Miller, III                                                  [ ]
                  J. Garnett Nelson                                                        [ ]
                  John J. Palmer                                                           [ ]
                  Lee A. Putney                                                            [ ]
                  Robert P. Quinn

YOU MAY WITHHOLD YOUR VOTE FOR ANY NOMINEE BY VOTING "AGAINST" THE NOMINEE.
----------------------------------------------------------------------------------------------------------------
4.       Proposal to ratify KPMG Peat Marwick LLP as the Fund's              [ ]           [ ]          [ ]
         independent accountant
----------------------------------------------------------------------------------------------------------------


Signature:                                         Policy  XXXXXXXXXX
           --------------------------------        Units   XXXX.XXXXX

Signature:
           --------------------------------

Dated:                 , 1997
       ----------------

VOTING INSTRUCTION FORMS MUST BE RECEIVED BY APRIL 15, 1997 TO BE COUNTED.

                                     2 of 2

                            VOTING INSTRUCTION FORM


                       LIFE OF VIRGINIA SERIES FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

       VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE LIFE OF VIRGINIA
                 SERIES FUND, INC. TO BE HELD ON APRIL 16, 1997


The undersigned hereby instructs The Life Insurance Company of Virginia to vote all shares of the above-referenced portfolio of the Life of Virginia Series Fund, Inc. (the "Fund") held in the account of the undersigned at the Special Meeting of Shareholders of the Fund to be held on April 16, 1997 in the 8th Floor Board Room of The Life Insurance Company of Virginia Building, 6610 West Broad Street, Richmond, Virginia 23230, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof. The Life Insurance Company of Virginia shall have all the powers the undersigned would have if personally present to vote and to act upon each of the proposals below and, using its best judgment, on any other matter that may properly come before the Special Meeting. All previous instructions given with respect to the Special Meeting are hereby revoked. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.

THE LIFE INSURANCE COMPANY OF VIRGINIA WILL VOTE IN THE MANNER INDICATED, OR IF NO DIRECTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL.

The Board of Directors recommends voting "FOR" each proposal, including all of the nominees named in proposal 3.

Please sign exactly as your name appears on the Voting Instruction Form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian) the individual must provide his full title following the signature. Corporate instructions should be signed by an authorized officer.

Please mark, sign, date, and return all Voting Instruction Forms promptly in the enclosed envelope. To vote on each of the proposals, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows:
[X]

--------------------------------------------------------------------------------
THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE NEXT PAGE FOR YOUR INSTRUCTIONS TO BE COUNTED.


                                     1 of 2

Vote on Proposals:


---------------------------------------------------------------------------------------------------------------
                                                                             For         Against      Abstain
---------------------------------------------------------------------------------------------------------------
1.       Proposal to amend the Articles of Incorporation of the Fund         [ ]           [ ]          [ ]
---------------------------------------------------------------------------------------------------------------
2.       Proposal to approve investment advisory and administration
         agreement (on behalf of the International Equity Portfolio)         [ ]           [ ]          [ ]
         between the Fund and GE Investment Management
         Incorporated ("GEIM")
---------------------------------------------------------------------------------------------------------------
3.       Election of Directors (Mark one of the two boxes                    [ ]           [ ]
         on the immediate right to vote on the nominees as a
         group.)
                                                                                           [ ]
                  Michael J. Cosgrove                                                      [ ]
                  John R. Costantino                                                       [ ]
                  William J. Lucas                                                         [ ]
                  Robert P. Martin, Jr.                                                    [ ]
                  J. Clifford Miller, III                                                  [ ]
                  J. Garnett Nelson                                                        [ ]
                  John J. Palmer                                                           [ ]
                  Lee A. Putney                                                            [ ]
                  Robert P. Quinn

YOU MAY WITHHOLD YOUR VOTE FOR ANY NOMINEE BY VOTING "AGAINST" THE NOMINEE.
---------------------------------------------------------------------------------------------------------------
4.       Proposal to ratify KPMG Peat Marwick LLP as the Fund's              [ ]           [ ]          [ ]
         independent accountant
---------------------------------------------------------------------------------------------------------------



Signature:                                         Policy XXXXXXXXXX
           --------------------------------        Units XXXX.XXXXX

Signature:
           --------------------------------

Dated:                 , 1997
       ----------------


VOTING INSTRUCTION FORMS MUST BE RECEIVED BY APRIL 15, 1997 TO BE COUNTED.

                                     2 of 2

                            VOTING INSTRUCTION FORM


                       LIFE OF VIRGINIA SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

       VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE LIFE OF VIRGINIA
                 SERIES FUND, INC. TO BE HELD ON APRIL 16, 1997


The undersigned hereby instructs The Life Insurance Company of Virginia to vote all shares of the above-referenced portfolio of the Life of Virginia Series Fund, Inc. (the "Fund") held in the account of the undersigned at the Special Meeting of Shareholders of the Fund to be held on April 16, 1997 in the 8th Floor Board Room of The Life Insurance Company of Virginia Building, 6610 West Broad Street, Richmond, Virginia 23230, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof. The Life Insurance Company of Virginia shall have all the powers the undersigned would have if personally present to vote and to act upon each of the proposals below and, using its best judgment, on any other matter that may properly come before the Special Meeting. All previous instructions given with respect to the Special Meeting are hereby revoked. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.

THE LIFE INSURANCE COMPANY OF VIRGINIA WILL VOTE IN THE MANNER INDICATED, OR IF NO DIRECTION HAS BEEN INDICATED, "FOR" EACH PROPOSAL.

The Board of Directors recommends voting "FOR" each proposal, including all of the nominees named in proposal 3.

Please sign exactly as your name appears on the Voting Instruction Form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian) the individual must provide his full title following the signature. Corporate instructions should be signed by an authorized officer.

Please mark, sign, date, and return all Voting Instruction Forms promptly in the enclosed envelope. To vote on each of the proposals, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows:
[X]

--------------------------------------------------------------------------------
THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE NEXT PAGE FOR YOUR INSTRUCTIONS TO BE COUNTED.


                                     1 of 2

Vote on Proposals:


----------------------------------------------------------------------------------------------------------------
                                                                             For         Against      Abstain
----------------------------------------------------------------------------------------------------------------
1.       Proposal to amend the Articles of Incorporation of the Fund         [ ]           [ ]          [ ]
----------------------------------------------------------------------------------------------------------------
2.       Proposal to approve investment advisory and administration
         agreement (on behalf of the Money Market Portfolio)                 [ ]           [ ]          [ ]
         between the Fund and GE Investment Management
         Incorporated ("GEIM")
----------------------------------------------------------------------------------------------------------------
3.       Election of Directors (Mark one of the two boxes                    [ ]           [ ]
         on the immediate right to vote on the nominees as a
         group.)
                                                                                           [ ]
                  Michael J. Cosgrove                                                      [ ]
                  John R. Costantino                                                       [ ]
                  William J. Lucas                                                         [ ]
                  Robert P. Martin, Jr.                                                    [ ]
                  J. Clifford Miller, III                                                  [ ]
                  J. Garnett Nelson                                                        [ ]
                  John J. Palmer                                                           [ ]
                  Lee A. Putney                                                            [ ]
                  Robert P. Quinn

YOU MAY WITHHOLD YOUR VOTE FOR ANY NOMINEE BY VOTING "AGAINST" THE NOMINEE.
----------------------------------------------------------------------------------------------------------------
4.       Proposal to ratify KPMG Peat Marwick LLP as the Fund's              [ ]           [ ]          [ ]
         independent accountant
----------------------------------------------------------------------------------------------------------------



Signature:                                        Policy  XXXXXXXXXX
           --------------------------------       Units   XXXX.XXXXX

Signature:
           --------------------------------

Dated:                 , 1997
       ----------------

VOTING INSTRUCTION FORMS MUST BE RECEIVED BY APRIL 15, 1997 TO BE COUNTED.

                                     2 of 2